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EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Andrx Corporation (the "Company") for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas P. Rice, Chief Executive Officer of the Company, and John M. Hanson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 5, 2004

                             /s/ Thomas P. Rice
                             -------------------------------------
                             Thomas P. Rice
                             Chief Executive Officer

                             /s/ John M. Hanson
                             -------------------------------------
                             John M. Hanson
                             Senior Vice President and Chief Financial Officer